UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 2, 2010
Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13810 (Commission File Number)	94-3155066 (IRS Employer Identification No.)

39700 Eureka Drive
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 933-3000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in the Current Report on Form 8-K of Socket Mobile, Inc. (the "Company") dated October 27, 2010, on October 27, 2010 the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with an accredited investor (the "Investor") for the private placement of a Senior Secured Convertible Note (the "Note") having a principal amount of $1,000,000 and a Warrant (the "Warrant") to purchase 500,000 shares of the Company's common stock.

On November 3, 2010, the Company entered a letter agreement (the "First Waiver") with the Investor, pursuant to which the Investor waived its right to terminate its obligations under the Purchase Agreement (the "Investor Termination Right") in the event that the closing of the transactions contemplated by the Purchase Agreement does not occur prior to the close of business on November 5, 2010.

On November 5, 2010, the Company entered a waiver agreement (the "Second Waiver") with the Investor pursuant to which the Investor waived the Investor Termination Right until to the close of business on November 12, 2010.

Additionally, the First Waiver modified the documents related to the financing, including the Purchase Agreement, the Note, the Warrant, the form of registration rights (the "Registration Rights Agreement") and the form of security agreement (the "Security Agreement") such that the laws of the state of Illinois govern each of the documents.

The foregoing descriptions of the First Waiver and the Second Waiver are qualified in their entirety by reference to the full text of the agreements, each of which is attached as an exhibit to this Current Report on Form 8-K and are incorporated herein by reference. Readers should review the full text of the First Waiver and the Second Waiver for a complete understanding of the agreements.

Item 1.02. Termination of Material Definitive Agreement.

On November 2, 2010 the Company paid the outstanding indebtedness due to Silicon Valley Bank (the "Lender") under the Second Amended and Restated Loan and Security Agreement between the Company and the Lender, dated as of December 24, 2008, as amended, and the Second Amended and Restated Export-Import Bank Loan and Security Agreement between the Company and the Lender, dated as of December 24, 2008, as amended (together the "Loan Agreements"). All obligations of the Company under the Loan Agreements and any other related loan and collateral security documents, except those which specifically survive the termination of such agreements, are terminated.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, dated November 3, 2010, between the Company and the Investor

10.2	Letter Agreement, dated November 5, 2010, between the Company and the Investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: November 8, 2010	By: /s/	David W. Dunlap

David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated November 3, 2010, between the Company and the Investor

10.2	Letter Agreement, dated November 5, 2010, between the Company and the Investor